Amedisys First Quarter 2019 Earnings Call Supplemental Slides May 1st, 2019 Exhibit 99.2

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. Forward-looking statements

Our Key Areas of Focus Strategic areas of focus for 2019 Home Health*: Total same store admissions +6%. Total same store volume +6%. Total same store Medicare admits +2% Hospice: Admissions +5%, ADC +8% Personal Care: Double digit growth in billable hours / quarter +11% (including acquisitions) 1 Organic Growth Quality: Amedisys July 2019 STARS score of 4.27 reflects CMS change in measurement (added Improvement in Mgmt. of Oral Meds while removing Drug Education) 52 Amedisys care centers rated at 5-Stars in the July’19 Preview Hospice quality – outperforming industry average in all hospice item set (HIS) categories ~$364K in bonus payments related to Value Based Purchasing (VBP) in 1Q’19 3 Clinical Initiatives Productivity driving continued CPV control (visiting clinician CPV up $0.71 year over year, in spite of $1.20 cpv impact from annual raises) Focusing on optimizing RN / LPN & PT / PTA staffing ratios. Every 1% change ~$450K 4 Capacity and Productivity Closed acquisition of Rose Rock Healthcare on 4/1/19 200 ADC Hospice in Tulsa, OK Tuck-in pipeline remains full Targeting increased de novo activity in 2019 (7-9 planned) 5 M&A 2 Recruiting / Retention Targeting industry leading employee retention amongst all employee categories Focus on reduction of clinical turnover with heavy focus on RN’s and “quick quits” *Note: Home Health same store volume is defined as admissions plus recertifications 2019 Home Health industry impact per Proposed Rule +2.2%; AMED home health specific impact +1.2% Working with CMS and Congress to address “behavioral assumptions” language in PDGM Proposed 2020 Hospice Rule released 4/19. Industry update of +2.7% 6 Regulatory

Highlights and Summary Financial Results (Adjusted): 1Q 2019(1) Home Health total same store volume +6%, total same store admissions +6%. Hospice same store admissions +5%. Personal Care +11% billable hours Amedisys Consolidated Revenue Growth: +17% EBITDA: $55M (+32%) EBITDA Margin: 12% (+130 bps) EPS: $1.11 (+41%) 1Q’19 Net debt: $303.3M Net Leverage ratio: 1.6x CFFO: $20.1M Free cash flow (4): $18.3M DSO: 41.2 (vs. Q4’18 of 38.0) Balance Sheet & Cash Flow 1Q’19 Same Store Volume (2): Total: +6% Episodic (3): +3% Same Store Admissions: Total: +6% Episodic (3): +4% Other Statistics: Revenue per Episode: $2,902 (+$110) Total Cost per Visit: $89.06 (+0.8%) Medicare Recert Rate: 36.6% (-80 bps) Home Health Growth Metrics (5): Billable hours/quarter: +11% Clients served: +2% Personal Care Same Store Volume: Admissions: +5% ADC: +8% Other Statistics: Revenue per Day: $152.56 (+1.8%) Cost per day: +6.8% Hospice 1Q’19 1Q’19 1Q’19 Adjusted Financial Results(1) 1Q’19 The financial results for the three-month periods ended March 31, 2018 and March 31, 2019 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Same Store volume – Includes admissions and recertifications. Episodic admissions and volume – Includes Medicare and non-Medicare payors that bill on a 60-day episode of care basis. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. Includes acquisitions.

Our revenue sources: 1Q19 Medicare FFS: Paid episodically over a 60 day episode Private Episodic: MA and Commercial plans who pay us over a 60 day episode. Generally at rates ~90% – 100% of Medicare Per Visit: Managed care, Medicaid and private payors reimbursing us per visit provided Hospice Per Day Reimbursement: Routine Care: Patient at home with symptoms controlled – 98% of the Hospice care AMED provides, in line with overall hospice industry provision of care Continuous Care: Patient at home with uncontrolled symptoms Inpatient Care: Patient in facility with uncontrolled symptoms Respite Care: Patient at facility with symptoms controlled Home Health: 321 care centers; 34 states & DC Hospice: 138 care centers; 33 states Personal Care: 12 care centers; 3 states Total AMED: 471 care centers; 38 states and D.C.

Home Health and Hospice Segment (Adjusted) – 1Q 2019(1) Medicare FFS growth +2% Revenue per Episode up +$110 Recert rate down 80 bps Y/Y CPV up $0.73 EBITDA as a % percentage of revenue: +250 bps 1Q Home Health Highlights Same store average daily census (ADC) up 8% in 1Q Net revenue per day +1.8% in 1Q ~$0.7M liability for 2019 cap year CCH revenue contribution: $31.5M in 1Q Total CCH EBITDA contribution net of corporate: $4.2M in 1Q Hospice Highlights The financial results for the three-month periods ended March 31, 2018 and March 31, 2019 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Pre-Corporate EBITDA does not include any corporate G&A expenses. Home health total volume growth strong (+6%); Hospice continues strong ADC growth (+8%)

General & Administrative Expenses – Adjusted (1,2) Notes: Year over year total G&A as a percentage of revenue decreased 50 basis points Home Health segment G&A: 100 bps decrease as % of revenue Hospice segment G&A: 60 bps increase as % of revenue – including $6.6M from acquisition of CCH Personal Care segment G&A: 240 bps decrease as % of revenue Corporate G&A: 30 bps increase as a % of revenue – including $1.4M from acquisition of CCH Total G&A as a percentage of revenue flat sequentially The financial results for the three-month periods ended March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Adjusted G&A expenses do not include depreciation and amortization. Impact of G&A cost control materializing as operational efficiencies are realized; Adding investments to Hospice segment

Industry Leading Quality Scores Note: Top Competitor Avg weighted by CCN count and include LHC, Kindred, AFAM, HLS and BKD Metric JAN 19 Release APR 19 PREVIEW JUL 19 PREVIEW Quality of Patient Care 4.40 4.28 4.27 Entities at 4+ Stars 94% 86% 85% Metric JUL 18 Release OCT 18 Release JAN 19 Release Patient Satisfaction Star 3.96 3.66 3.75 Performance Over Industry +7% +5% +6% Quality of Patient Care (QPC) Patient Satisfaction (PS) Amedisys maintains a 4-Star average in the July 2019 HHC preview with 85% of our providers at 4+ Stars and 55% at 4.5+ Stars 27 Amedisys providers (representing 52 care centers) rated at 5-Stars in the July HHC 2019 preview In April 19 Preview for QPC, new measure introduced: Improvement in Management of Oral Meds AMED recorded ~$364K in bonus payments related to Value Based Purchasing (VBP) in 1Q’19

Hospice Quality: Amedisys Hospice Continues to Move Towards Best-in-Class Hospice Quality

Components 1Q’18 4Q’18 1Q’19 YoY Variance Detail Mitigation Plan Salaries $60.93 $62.79 $61.54 $0.61 YoY increase due to planned wage increases, partially offset by volume growth and productivity Staffing mix optimization, productivity and scheduling improvement initiatives in place helped us overcome planned salary increases Contractors $2.93 $3.38 $3.08 $0.15 YoY increased demand due to increasing volumes Focused efforts on filling positions with full-time clinicians Benefits $9.84 $11.60 $10.30 $0.46 YoY increase driven by health insurance expense. Sequential decrease driven by seasonality of health insurance claims Focus on cost containment and spend optimization with specific focus on high cost claims Transportation & Supplies $6.64 $6.50 $6.13 ($0.51) YoY decrease primarily due to supplies costs More effective medical supply contracting cost initiatives are underway *Visiting Clinician CPV $80.34 $84.27 $81.05 $0.71 Clinical Managers $7.99 $8.09 $8.01 $0.02 Fixed cost associated with non-visiting clinicians Unit cost reduced as volume increases Total CPV $88.33 $92.36 $89.06 $0.73 Operational Excellence: Home Health Cost Per Visit (CPV) Total CPV impacted by planned wage increases *Note: Direct comparison with industry competitors CPV calculation $80.34 $84.27 $81.05

Driving Top Line Growth All three lines of business continue to grow. Hospice delivers another quarter of ADC growth and Home Health total same store volume continues to trend in the mid-single digits Home Health Total Volume Hospice ADC Personal Care Total Hours / Quarter *Includes impact of East Tennessee (5/1/18) and Bring Care Home (10/1/18) acquisitions

Debt and Liquidity Metrics ~1.6x net leverage post Compassionate Care Hospice acquisition Net debt defined as total debt outstanding ($313.9M) less cash balance ($10.6M). Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($193.7M). Liquidity defined as the sum of cash balance and available revolving line of credit.

Cash Flow Statement Highlights (1) Cash flow from operations impacted by a slight slowdown in collections and additional costs related to the CCH acquisition Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.

Income Statement Adjustments (1) The financial results for the three-month periods ended March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Planned closures consist of in-patient units acquired from Compassionate Care Hospice whose operations ceased in April 2019.

2019 Guidance

Reaffirming 2019 Guidance Targeting ~16% - 19% growth in revenue, ~13% - 16% growth in EBITDA and ~10% - 13% growth in EPS 2018 Actual Performance 2019 Guidance Revenue Adjusted EBITDA $180.6M $1.66B Adjusted Earnings per Share $3.63 $205M - $210M $1.94B - $1.98B $3.98 – $4.09

2019 Guidance Considerations Amedisys Consolidated Tax rate ~26% Cash tax rate ~17% Diluted share count ~33.1 million shares Capital Expenditures ~$8-$10 million Salary increase ~2% - 3% Benefits increase ~12% (8% growth / headcount, 4% pricing / claims costs) Overall ~$6 million investment in business development resources Excludes future acquisitions and related integration costs Home Health Personal Care Hospice Total same store admission growth ~5% Focus on business development staffing strategy ~$3 million (Y/Y increase) Continue focus on Quality of Care (Stars and Acute Care Hospitalization rates) Continued positive progress on underperforming care centers Total same store admission growth ~7% Addition of business development resources to maintain organic growth ~ $3 million Includes contribution of CCH acquisition of ~$12M-$14M Decline in exit rate TTM ($25M vs. $27M) ADC Disruption of ~100 (~3%) Total billable hours growth ~13% Employer Medical Assistance Contribution (EMAC) ~$1 million Project solid revenue and earnings growth while investing in our people and the business to prepare for PDGM and beyond. Executing inorganic growth strategy and ramping up de novos 2019 Investments Total Investments in business of ~$7M IT Security – Investments in IT security enhancements for web, ID, data and e-mail protection etc. Pay Practice Redesign – Incentivizing our clinical staff to work at the top of their license (right people, doing the right visits) Staffing Model Redesign – Optimizing our care centers and field infrastructure to maximize operational efficiency PDGM Resources – Investments in teams, projects, processes needed to thrive in PDGM De Novos – 7 to 9 de novos planned for 2019

Compassionate Care Hospice (CCH) EBITDA Improvement HCHB disruption and investments in the business will impact EBITDA in 2019. EBITDA margin in 2020 and beyond will reflect legacy Amedisys hospice margin and growth trajectory Category Description ADC Disruption Negative impact on ADC as HCHB is installed. Expect ADC to recover in 3Q’19 Investment Investments needed in regional infrastructure and BD staff to grow low ADC care centers and improve margin in large ADC care centers. Current CCH EBITDA margin approximately half of legacy AMED and growth rate ~20% of AMED ADC growth Synergies and Other Efficiencies Cost savings, duplicative contract optimization and sunset of current IT system; cannot begin to pull costs out until HCHB is installed. Realize 100% of run rate synergies of ~$10M in 2H’2020 Planned disruption from HCHB implementation of ~100 ADC BD staff & regional infrastructure needed to grow low ADC care centers and improve margin Assuming no revenue growth and EBITDA margin equal to AMED legacy hospice margin, CCH can contribute ~$50M+ in EBITDA ~$24M - $26M of total 2020 EBITDA driven by recovery from ADC disruption and realization of synergies ~$10M of 2020 EBITDA driven by ADC growth and margin expansion ~$34 - $36

Reimbursement Outlook 2019 Reimbursement Impact for Home Health and Hospice Home Health Hospice 2019 Market Basket Update 3.0% Productivity Adjustment (0.8)0 Estimated Industry Impact +2.2% Estimated AMED-Specific Impact +1.2% 2019* Market Basket Update 2.9% Productivity / Other Adjustment (1.1) Estimated Industry Impact +1.8% Estimated AMED-Specific Impact +1.6% Note: +2.2% industry impact compared to +1.2% AMED specific impact ~($8M) *Hospice rate increase effective October 1, 2018

EBITDA Seasonality: As Reported Q1 Q2 Q3 Q4 Drivers of Seasonality Weather disruption Lower RPE (LUPA) Payroll tax reset Short Month (Feb.) Lower Hospice ADC & Higher Salary Cost per Day Highest Completed Episodes Stronger revenue per episode (RPE) Incremental holiday vs. 1H High PTO Lower Volumes Health Insurance Increases Raises Incremental holiday vs. 1H Health Insurance Increases Better Volumes Raises

EBITDA Seasonality: Excluding Health Insurance and Workers Compensation Q1 Q2 Q3 Q4 Drivers of Seasonality Weather disruption Lower RPE (LUPA) Payroll tax reset Short Month (Feb.) Lower Hospice ADC & Higher Salary Cost per Day Highest Completed Episodes Stronger revenue per episode (RPE) Incremental holiday vs. 1H High PTO Lower Volumes Health Insurance Increases Raises Incremental holiday vs. 1H Health Insurance Increases Better Volumes Raises